NASDAQ: STAA Investor Presentation June 2025 Addressing the myopia epidemic as the global leader in phakic IOLs for vision correction Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: financial projections and forecasts; plans, strategies, and objectives of management for 2025 and beyond or prospects for achieving such plans; expectations for sales, revenue, margin, earnings, expenses, and cost controls; estimates regarding procedural demand, inventory levels, and tariff impacts; expectations regarding regulatory approvals, uses of Collamer, manufacturing and production; use of cash and cash flows; and any statements of assumptions underlying any of the foregoing, including those relating to expected or future financial performance or results. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: our ability to continue our growth and profitability trajectory; our reliance on independent distributors in international markets; a slowdown or disruption to the Chinese economy; global economic conditions; disruptions in our supply chain; fluctuations in foreign currency exchange rates; international trade disputes (including involving tariffs) and substantial dependence on demand from Asia; changes in effective tax rate or tax laws; any loss of use of our principal manufacturing facility; competition; potential losses due to product liability claims; our exposure to environmental liability; data corruption, cyber-based attacks or network security breaches and/or noncompliance with data protection and privacy regulations; acquisitions of new technologies; climate changes; the willingness of surgeons and patients to adopt a new or improved product and procedure; extensive clinical trials and resources devoted to research and development; compliance with government regulations; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before or after approval, or to take enforcement action; laws pertaining to healthcare fraud and abuse; changes in FDA or international regulations related to product approval; product recalls or failures; and other important factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Information” section of the Company’s website under the heading “SEC Filings,” as any such factors may be updated from time to time in the Company’s other filings with the SEC. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We intend to use our website as a means of disclosing material non-public information about the Company and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website in the ‘Investor Relations’ sections at investors.staar.com. Accordingly, investors should monitor such portion of our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the Email Alerts section at investors.staar.com. 02 Forward Looking Statements

Non-GAAP Financial Information To supplement the Company’s financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables include certain non-GAAP financial measures, including Adjusted EBITDA. Management uses these non-GAAP financial measures in its evaluation of Company operating performance and believes investors will find them useful in evaluating the Company’s operating performance, including cash flow generation, and in analyzing period-to-period financial performance of core business operations and underlying business trends. Non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. EBITDA is a non-GAAP financial measure, which is calculated by adding interest income and expense, net; provision for income taxes; and depreciation and amortization to net income. In calculating Adjusted EBITDA and Adjusted EBITDA per diluted share, the Company further adjusts for stock-based compensation expense and for restructuring, impairment and related charges. As stock-based compensation is a non-cash expense that can vary significantly based on the timing, size and nature of awards granted, the Company believes that the exclusion of stock-based compensation expense can assist investors in comparisons of Company operating results with other peer companies because (i) the amount of such expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expense can vary significantly between periods as a result of the timing of grants of new stock-based awards, including inducement grants in connection with hiring. Additionally, the Company believes that excluding stock-based compensation from Adjusted EBITDA and Adjusted EBITDA per diluted share assists management and investors in making meaningful comparisons between the Company’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future. The Company believes that restructuring, impairment and related charges are not indicative of the underlying operating expense profile for the Company. These charges, which include costs related to severance, reduction in force and consulting expenses, impairment expenses on leasehold improvements and machinery and equipment, impairment on real property right-of use assets, and impairment of internally developed software, are anticipated to be completed within a finite period of time and can vary significantly in any specific period. The Company believes that excluding restructuring, impairment and related charges from Adjusted EBITDA allows investors to more consistently analyze period-to-period financial performance of its core business operations and better assess the Company’s current and future continuing operations. The Company also presents certain financial information on a constant currency basis, which is intended to exclude the effects of foreign currency fluctuations. The Company conducts a significant part of its activities outside the U.S. It receives sales revenue and pays expenses principally in U.S. dollars, Swiss francs, Japanese yen and euros. The exchange rates between dollars and non-U.S. currencies can fluctuate greatly and can have a significant effect on the Company’s results when reported in U.S. dollars. In order to compare the Company's performance from period to period without the effect of currency, the Company will apply the same average exchange rate applicable in the prior period, or the “constant currency” rate to sales or expenses in the current period as well. In the appendix to this presentation, the Company has included a reconciliation of Adjusted EBITDA and Adjusted EBITDA per diluted share to net income (loss) and net income (loss) per diluted share, the most directly comparable GAAP financial measure, as well as supplemental financial information with net sales expressed in constant currency. 03

STAARSURGICAL
Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case
04

Our Innovative Technology

EVO Preserves both the Tear Film and the Cornea

Preserving the Tear Film:

- Does not induce dry eye[1, 2]

Preserving the Cornea:

- No tissue removal
- No risk of ectasia[3]
- Rapid recovery
- Improved contrast sensitivity and night vision[1,4,5]
- Reduction in higher order aberrations[1]
- Straightforward calculations for future IOL implants



EVO ICL™

- Reversible
- Placement proximity to nodal point[6,7]
- UV protection

1. Ganesh S, Brar S, Pawar A. Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism. Clin Ophthalmol. 2017;11:1253-1263. 2. Zhang H, Deng Y, Ma K, Yin H, Tang J. Analysis on the changes of objective indicators of dry eye after implantable Collamer lens (ICL) implantation surgery. Graefes Arch Clin Exp Ophthalmol. 2024 Jul;262(7):2321-2328 3. Wei R, Li M, Zhang H, Aruma A, Miao H, Wang X, et al. Comparison of objective and subjective visual quality early after implantable collamer lens V4c (ICL V4c) and small incision lenticule extraction (SMILE) for high myopia correction. Acta Ophthalmol. 2020;98(8):e943-e950. 4. Martínez-Plaza E, López-Miguel A, López-de la Rosa A, et al. Effect of the EVO+ Visian Phakic Implantable Collamer Lens on Visual Performance and Quality of Vision and Life, Am J Ophthalmol 2021;226:117-125. 5. Parkhurst GD. A prospective comparison of phakic collamer lenses and wavefront-optimized laser-assisted in situ keratomileusis for correction of myopia. Clin Ophthalmol. 2016;10:1209-1215. 6. Keating MP. Geometric, Physical, and Visual Optics. 2nd ed. Butterworth-Heinemann;2001. 7. Milder B. Optics of human eyes. Ocular Surgery News. March 23, 2011. Accessed December 15, 2022. www.healio.com/news/ophthalmology/20120331/optics-of-human-eyes

Global Presence #1 refractive market share in Japan 12%+ refractive market share globally Keys to accelerating growth include macroeconomic recovery and expanding our target market to include people who are reluctant to pursue a surgical solution Global Reach: 75+ Countries 8% AMERICAS 14% EMEA 27% APAC
ex. China 51% CHINA $313.9M FY24 Global Sales Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 05 Notes:
Market Scope and Company estimates. STAAR’s Geographic Sales Mix EVO ICL Approval 2011 2013 2014 2016 2022 EU Korea China & Japan Canada U.S.

Strong Financial Model Positioned for Rebound Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 06   Today Net Sales Cash, Cash Equivalents and Investments Net Sales Growth $313.9M $222.8M -2.6% Y/Y FY24 As of March 28, 2025 FY24 What’s Possible? Gross Margin Adjusted EBITDA Margin1 Operating Margin 78.5% 24.2% 15.4% FY22 FY22 FY22 Notes:
1 Adjusted EBITDA and Adjusted EBITDA per share are non-GAAP financial measures. For further information on non-GAAP financial measures, please refer to the “Use of Non-GAAP Financial Information” slide. Please also refer to the tables at the end of this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure.

EVO ICL’s Competitive Advantage and the Large and Growing Market Opportunity

STAARSURGICAL Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 08

Why EVO ICL is the Clear Choice in Vision Correction

Traditional Vision Correction Either Limits Lifestyle or Alters the Cornea

Glasses & Contacts
Lifestyle Limitations



Laser Vision Correction
Alters the Cornea

LASIK * PRK * SMILE


LASIK Flap
Invasive

EVO ICL vs. Laser Vision Correction Procedures

	EVO	LASIK	PRK
Safety Features			
Reversible lens implant	✓		
Flexibility for future procedures	✓		
Treats eyes with thin corneas[1]	✓		
UV Protection	✓		
Long term history	✓	✓	✓
Vision Quality			
Sharp and Clear Vision[2,3]	✓	✓	✓
Patient Experience			
20-30 Minute Outpatient Procedure	✓	✓	✓
No Corneal Tissue Removed	✓		
Does Not Cause Dry eye Syndrome[4,5] Lasik and PRK may cause dry eye syndrome[6,7]	✓		

Myopia: a refractive error that causes blurred distance vision

Notes:
[1] Parkhurst, G. Psolka, M. Kezirian, G. Phakic intraocular lens implantantion in United States military warfighters: A retrospective analysis of early clinical outcomes of the Visian ICL. J Refract Surg. 2011;27(7):473-481. [2] Martínez-Plaza E, López-Miguel A, López-de la Rosa A, et al. Effect of the EVO+ Visian Phakic Implantable Collamer Lens on Visual Performance and Quality of Vision and Life, Am J Ophthalmol 2021;226:117-125. [3] Packer M. Evaluation of the EVO/EVO+ Sphere and Toric Visian ICL: Six month results from the United States Food and Drug Administration clinical trial. Clinical Ophthalmology. 2022;16:1541-53. [4] Ganesh S, Brar S, Pawar A. Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism. Clin Ophthalmol. 2017;11:1253-1263. [5] Naves J.S, Carracedo G, Cacho-Babillo I, Diadenosine nucleotid measurements as dry-eye score in patients after LASIK and ICL surgery. Presented at American Society of Cataract and Refractive Surgery (ASCRS) 2012. [6]Shoja, MR. Besharati, MR. Dry eye after LASIK for myopia: Incidence and risk factors. European Journal of Ophthalmology. 2007; 17(1): pp. 1-6. [7] Lee, Jae Bum et al. Comparison of tear secretion and tear film instability after photorefractive keratectomy and laser in situ keratomileusis. Journal of Cataract & Refractive Surgery , Volume 26 , Issue 9 , 1326 - 1331.

STAARSURGICAL Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 09

EVO ICL: The Collamer® Difference

Other Lens-Based Phakic IOLs



Acrylic Phakic IOLs
Limited Success

20+
Attempts

Acrylic Phakic IOLs
Only a few remain on the market

Only 1
Collamer® Phakic IOL

EVO ICL™

90%+



Global Share of Phakic IOLs*

Collamer®

Collamer is a proprietary lens material created and used exclusively by STAAR®

Collamer is a copolymer material made from collagen and HEMA; it is a soft, flexible, biocompatible material that is stable and "quiet" in the eye

The Collamer material is bonded with UV absorbing chromophore into a copolymer that offers UV protection

Safety and Effectiveness

Proven track record of sound scientific evidence supporting performance and safety of EVO:

Two pivotal US clinical trials determined the safety and performance of the ICL in >500 patients

Notes:
Market Scope, 2024 Refractive Surgery Market Report, December 2024 and Company estimates. Market Scope estimates STAAR's unit share of the phakic IOL market at approximately 75%. Dollar share is over 90%.

STAARSURGICAL Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 10

EVO ICL is Capturing Share in Today's Refractive Surgery Market

5.2M

Procedures (Eyes)

Projected Annual Global Refractive Procedures in 2025

LASIK, PRK, SMILE, EVO ICL

Our Estimated Share of Today's Refractive Procedure Market


12%+
GLOBAL
70%+
JAPAN

EVO ICL™

We believe **the benefits of our EVO ICL technology make it the clear choice** for refractive vision correction as it has already become in markets like Japan

- High Surgeon Clinical and Economic Confidence
- Greater EVO ICL Consumer Awareness
- Favorable Market Environment

Regulatory Wins

Winning regulatory approvals globally, including EVO+ (V5) in China for toric and sphere; Taiwan EVO ICL approval; and expanded label in Brazil down to -0.5D from -6.0D

Potential Opportunity

At an average global ASP of $500 to $600 per lens, **STAAR's potential opportunity is large and growing with the myopia market**

$500-$600 ASP*

Notes:
Market Scope Custom Refractive Error Model, May 2025, and Company estimates for each market. ASP varies significantly from a little under $400 to over $1,200 depending on the specific attributes of the lens and volume commitment.

Our Opportunity is Much Larger than Today’s Refractive Surgery Market Where is the Market? Myopia by Country (Ages 21-45) Broader Target Market and Opportunity Patients with myopia who have Elected to Remain in Glasses or Contacts or Remain Untreated 5.4B Eyes (Potential Procedures) Eyes (Potential Procedures) 2.7B People, All Ages 1.1B People, Ages 21-45 Primary Target 2.2B Notes:
Market Scope Custom Refractive Error Model, May 2025, and Company estimates. ASP varies significantly from a little under $400 to over $1,200 depending on the specific attributes of the lens and volume commitment. Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 11

The Transformational Opportunity Today, just in 1 400 (of the 1.1B people) elect a surgical
vision correction option Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 12

Our Market Opportunity is Growing… Almost 50% of the Global Population is Expected to Have Myopia by 2050 Myopia prevalence growing through 2050 50% -20D -19D -18D -17D -16D -15D -14D -13D -12D -11D -10D -9D -8D -7D -6D -5D -4D -3D A diopter is a unit of measurement of the refractive power of a lens. Global myopia prevalence at -6D to -8D is estimated to be 3x the prevalence of -8D to -20D Notes:
Holden BA, et al. Global Prevalence of Myopia and High Myopia and Temporal Trends from 2000 through 2050. Ophthalmology. 2016 May;123(5):1036-42. Market Scope Custom Refractive Error Model, May 2025, and Company estimates. STAAR’S GLOBAL AVERAGE DIOPTER, FY24                      3x 5.0
4.0
3.0
2.0
1.0
0 50
40
30
20
10
0 2000 2010 2020 2030 2040 2050 22.9% 28.3% 33.9% 39.9% 45.2% 49.8% Population in Billions Prevalence in % Affected population with myopia Prevalence of myopia (%) High Myopia (> -5.0 D) Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 13 Our opportunity is greater down the diopter curve 33%

Recent Financial Results Additive

First Quarter 2025 – Transition & Turnaround in Progress Net Sales Gross Margin  Adjusted EBITDA1 Adjusted EBITDA per share1 Dollars in millions Dollars in millions China
Minimal purchases by China distributors as they continue to work through existing in-country inventory, as expected Restructuring, Impairment and Related Charges Gross margin temporarily depressed due to Switzerland manufacturing ramp and increased reserves for excess and obsolete inventory Includes severance, operating lease and other impairment costs to right-size the business Rebound expected: Global
Positive global sales growth in all key markets excluding China ~70% $22.7M 75%-80%  2H25 After Switzerland manufacturing ramp Notes:
1Adjusted EBITDA and Adjusted EBITDA per share are non-GAAP financial measures. For further information on non-GAAP financial measures, please refer to the “Use of Non-GAAP Financial Information” slide. Please also refer to the tables at the end of this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure. Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 15

Notes: Americas includes the United States, Canada and Latin American countries; EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa Distributors; APAC includes China, Japan, South Korea, India and the rest of Asia Pacific distributors. Americas EMEA APAC Ex. China GLOBAL Ex. China ($ MILLIONS) UNAUDITED EVO ICL continues to take market share and grow sales in a challenging overall market for cash pay surgical vision correction procedures Q1’25 Growth Y/Y +9% +9% +10% +8% Regional Sales Growth (Ex. China) Despite Macroeconomic Headwinds China Sales Global Sales Ex. China Q1’25 China sales were $389,000 as the Company's two distributors consumed their existing inventory instead of ordering from the Company
Compares to Q1’24 China sales of $38.5M Positive global sales growth in all key markets excluding China Additive Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 16

Short Term Tactical Challenges and Long Term Investment Thesis Additive

Short Term Challenges Have Been Addressed Complete Q2 '25 Streamlined management structure to be more effective and efficient Expected Summer 2025 Validation of Swiss manufacturing facility will enable production of Swiss-made ICLs, which are expected to be free from China tariffs Complete Q2 '25 Worked with China distributors to manage through their inventory levels so that revenue more closely aligns to in-market ICL procedure volume Complete Q2 '25 Identified series of actions to meaningfully reduce costs to exit FY25 with a $225M go-forward SG&A run rate Commencing Q3 '25 Expecting meaningful sales lift with planned resumption of purchases by China distributors Complete Q2 '25 Mitigated potential impact of China tariffs through at least early 2026 via consignment inventory strategy Management Transition China Inventory Improving Cash Flow Sales Rebound Tariffs Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 18 Notes:
Consigned inventory is owned by STAAR. The Company will recognize revenue on consignment inventory when it is sold to distributors in future quarters. SG&A includes Research and Development expenses. Swiss Manufacturing

Long Term Investment Thesis STAAR is ushering in the next generation of vision correction. Join us on the Journey. Tactical Headwinds Substantially Addressed Macroeconomic Headwinds Appear to be Slowing Collamer Technology is Proven and Difficult to Replicate EVO ICL has a Long Track Record in Eye The Prevalence of Myopia is Increasing Introduction | Technology | Markets | Financial Results | Key Imperatives | Investment Case 19 Expect Return to Historical Earnings and Cash Flow Generation Dedicated to Shareholder Transparency and Maximizing Returns

STAAR SURGICAL Nasdaq: STAA Thank You

STAARSURGICAL Appendix 21

Sales by Geography

(IN 000'S) UNAUDITED

	FISCAL YEAR			THREE MONTHS ENDED				
Sales by Region	**2022**	2023	2024	Mar 29, 2024	Jun 28, 2024	Sep 27, 2024	Dec 27, 2024	Mar 28, 2025
Americas[1]	19,798	22,315	25,229	6,157	6,656	6,029	6,387	**6,739**
EMEA[2]	40,733	39,488	44,073	11,202	10,235	9,760	12,876	**12,331**
APAC[3]	223,860	260,612	244,599	59,997	82,114	72,801	29,687	**23,519**
Global Sales	284,391	322,415	313,901	77,356	99,005	88,590	48,950	**42,589**
Global Sales Growth	23%	13%	(3%)	5%	7%	10%	(36%)	**(45%)**
Americas Sales Growth	33%	13%	13%	8%	15%	9%	20%	**9%**
EMEA Sales Growth	(2%)	(3%)	12%	1%	13%	19%	16%	**10%**
APAC Sales Growth	29%	16%	(6%)	6%	6%	9%	(50%)	**(61%)**
Global ICL Unit Growth	33%	19%	(6%)	2%	3%	6%	(39%)	**(48%)**

	FISCAL YEAR			THREE MONTHS ENDED				
Sales by Country[4]	**2022**	2023	2024	Mar 29, 2024	Jun 28, 2024	Sep 27, 2024	Dec 27, 2024	Mar 28, 2025
China	148,167	185,554	161,321	38,549	63,395	51,830	7,547	**389**
Growth	38%	25%	(13%)	10%	3%	7%	(82%)	**(99%)**
Japan	43,093	38,472	41,836	10,456	9,885	10,534	10,961	**11,391**
Growth	5%	(11%)	9%	(4%)	17%	15%	10%	**9%**
South Korea	17,948	19,861	21,853	6,727	3,976	5,435	5,715	**7,334**
Growth	18%	11%	10%	1%	20%	11%	14%	**9%**
United States	14,679	17,221	19,896	4,935	5,399	4,681	4,881	**5,459**
Growth	45%	17%	16%	8%	24%	12%	17%	**11%**
Global Sales Ex. China	136,224	136,861	152,580	38,807	35,610	36,760	41,403	**42,200**
Growth	10%	0%	11%	1%	15%	15%	17%	**9%**

Notes:
(1) Americas includes the United States, Canada and Latin American countries
(2) EMEA includes Spain, Germany, United Kingdom, European, Middle East and Africa Distributors
(3) APAC includes China, Japan, South Korea, India and the rest of Asia Pacific distributors
(4) Sales by country includes countries representing more than 5% of total sales in the most recently completed fiscal year

STAARSURGICAL
Appendix 22

Reconciliation of Non-GAAP Financial Measures

(IN 000'S) UNAUDITED

Net Income (Loss) to Adjusted EBITDA (in 000's except for per share data)

	2022	Q1-23	Q2-23	Q3-23	Q4-23	2023	Q1-24	Q2-24	Q3-24	Q4-24	2024	Q1-25
Net income (loss) (as reported)	$39,665	$2,710	$6,064	$4,817	$7,756	$21,347	$(3,339)	$7,379	$9,980	$(34,228)	$(20,208)	$(54,211)
Provision (benefit) for income taxes	5,887	2,009	2,428	1,929	5,983	12,349	1,128	2,955	3,179	3,894	11,156	(275)
Other (income) expense, net	(1,750)	(1,919)	105	(451)	(3,334)	(5,599)	(70)	1,564	(7,477)	2,424	(3,559)	(2,915)
Depreciation	4,481	1,113	1,285	1,345	1,368	5,111	1,237	1,522	1,757	2,375	6,891	2,337
(Gain) loss on disposal of property plant and equipment(2)	65	-	24	17	32	73	-	26	1,642	26	1,694	-
Restructuring, impairment and related charges(3)	-	-	-	-	-	-	-	-	-	-	-	22,664
Amortization of intangible assets	28	7	10	(2)	(2)	13	-	-	-	-	-	-
Stock-based compensation	20,371	6,065	8,423	8,846	182	23,516	6,339	9,042	7,160	4,669	27,210	6,015
Adjusted EBITDA	$68,747	$9,985	$18,339	$16,501	$11,985	$56,810	$5,295	$22,488	$16,241	$(20,840)	$23,184	$(26,385)
Adjusted EBITDA as a % of Revenue	24.2%	13.6%	19.9%	20.6%	15.7%	17.6%	6.8%	22.7%	18.3%	(42.6%)	7.4%	(62.0%)
Net income (loss) per share, diluted- (as reported)	$0.80	$0.05	$0.12	$0.10	$0.16	$0.43	$(0.07)	$0.15	$0.20	$(0.69)	$(0.41)	$(1.10)
Provision (benefit) for income taxes	0.12	0.04	0.05	0.04	0.12	0.25	0.02	0.06	0.06	0.08	0.22	(0.01)
Other (income) expense, net	(0.04)	(0.04)	-	(0.01)	(0.07)	(0.11)	-	0.03	(0.15)	0.05	(0.07)	(0.06)
Depreciation	0.09	0.02	0.03	0.03	0.03	0.10	0.03	0.03	0.04	0.05	0.14	0.05
(Gain) loss on disposal of property plant and equipment(2)	-	-	-	-	-	-	-	-	0.03	-	0.03	-
Restructuring, impairment and related charges(3)	-	-	-	-	-	-	-	-	-	-	-	0.46
Stock-based compensation	0.41	0.12	0.17	0.18	-	0.48	0.13	0.18	0.14	0.09	0.55	0.12
Adjusted EBITDA per share, diluted[(1)]	$1.39	$0.20	$0.37	$0.33	$0.24	$1.15	$0.11	$ 0.45	$0.33	$(0.42)	$0.47	$(0.53)
Weighted average shares outstanding - Diluted	49,380	49,500	49,516	49,370	49,242	49,427	48,907	49,811	49,731	49,266	49,597	49,344

(1) Adjusted EBITDA per diluted share may not add due to rounding
(2) The Q3-2024 noncash write-off of $1.6M was related to the former EVO Experience Center
(3) This was related to severance, consulting expenses and impairment on operating leases, machinery and equipment, leasehold improvements and internally developed software